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                     UNITED STATES SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: November 9, 2001


                         Commission File Number 1-13159

                                  ENRON CORP.
             (Exact name of registrant as specified in its charter)


           Oregon                                     47-0255140
-------------------------------            -------------------------------
(State or other jurisdiction of            (I.R.S. Employer Identification
incorporation or organization)                      Number)


        Enron Building
      1400 Smith Street
       Houston, Texas                                  77002
-------------------------------            -------------------------------
(Address of principal executive                     (Zip Code)
         Offices)

                                 (713) 853-6161
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 7.  Exhibits.

     Enron is filing as exhibits to this Form 8-K documents relating to the previously announced financing commitment letters for Transwestern Pipeline Company and Northern Natural Gas Company.

         (c) Exhibits.

                  Exhibit 99.1   - Transwestern Pipeline Company: Form of $550
                                   million 364-Day Revolving Credit Facility
                                   Commitment Letter dated October 31, 2001

                  Exhibit 99.2   - Summary of Terms and Conditions: $550 million
                                   Transwestern Pipeline Company Revolving
                                   Facility

                  Exhibit 99.3   - Northern Natural Gas Company: Form of $450
                                   million 364-Day Revolving Credit Facility
                                   Commitment Letter dated October 31, 2001

                  Exhibit 99.4   - Summary of Terms and Conditions: $450 million
                                   Northern Natural Gas Company Revolving
                                   Facility




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ENRON CORP.


Date:  November 9, 2001            By: /s/ RICHARD A. CAUSEY
                                      --------------------------------------
                                           Richard A. Causey
                                           Executive Vice President and Chief
                                             Accounting Officer
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                               INDEX TO EXHIBITS


                         NO.                   DESCRIPTION
                        ----                   -----------
                  Exhibit 99.1   - Transwestern Pipeline Company: Form of $550
                                   million 364-Day Revolving Credit Facility
                                   Commitment Letter dated October 31, 2001

                  Exhibit 99.2   - Summary of Terms and Conditions: $550 million
                                   Transwestern Pipeline Company Revolving
                                   Facility

                  Exhibit 99.3   - Northern Natural Gas Company: Form of $450
                                   million 364-Day Revolving Credit Facility
                                   Commitment Letter dated October 31, 2001

                  Exhibit 99.4   - Summary of Terms and Conditions: $450 million
                                   Northern Natural Gas Company Revolving
                                   Facility